Exhibit 10.1

OPEXA THERAPEUTICS, INC.

DOCS® ATM financing facility

Shares of Common Stock,

$0.01 par value

SALES AGREEMENT

March 25, 2016

THIS SALES AGREEMENT (the “Agreement”) dated as of March 25, 2016 between IFS Securities, Inc. (doing business as Brinson Patrick, a division of IFS Securities, Inc.) (the “Sales Manager”) and Opexa Therapeutics, Inc., a corporation organized and existing under the laws of the State of Texas (the “Company”).

WHEREAS, the Company desires to issue and sell through the Sales Manager, as agent, shares of its Common Stock, $0.01 par value (the “Stock”), on the terms set forth in Article II below.

IN CONSIDERATION of the mutual covenants contained in this Agreement, the Company and the Sales Manager agree as follows:

ARTICLE I.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

1.1 For purposes of this Agreement, unless the context requires to the contrary, the term “Company” shall also include all significant subsidiaries (as defined by Section 1-02 of Regulation S-X) of the Company. The Company represents and warrants to, and agrees with, the Sales Manager that, as of the date of this Agreement and as of each Certificate Date (as defined in Section 2.1(d)):

(a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Act”), and the rules and regulations thereunder (the “Rules and Regulations”), and the Company is eligible to use Form S-3 for the transactions contemplated by this Agreement, pursuant to General Instruction I.B.6. of Form S-3. A registration statement on Form S-3 (Registration No. 333-208314) with respect to, among other securities, the Stock, including a form of prospectus, has been prepared by the Company in conformity with the requirements of the Act and the Rules and Regulations, has been filed with the Securities and Exchange Commission (the “Commission”) and has been declared effective by the Commission. No stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for that purpose has been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission. Such registration statement, as it may have heretofore been or may hereafter be amended, is referred to herein as the “Registration Statement,” and the final form of prospectus included in the Registration Statement for purposes of offers and sales of the Stock contemplated herein, as amended or supplemented from time to time, is referred to herein as the “Prospectus.” Any reference herein to the Registration Statement, the Prospectus, or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated (or deemed to be incorporated) by reference therein, and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement or Prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein.

(b) Each part of the Registration Statement, when such part became or becomes effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Settlement Date (as hereinafter defined), conformed or will conform in all material respects with the requirements of the Act and the Rules and Regulations; each part of the Registration Statement, when such part became or becomes effective, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at each Settlement Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in or omissions from any such document in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Sales Manager, specifically for use in the Registration Statement, the Prospectus or any amendment or supplement thereto. There are no Commission comments to any part of the Registration Statement, Prospectus or any amendment or supplement thereto, that have not been resolved as of the date hereof.

(c) The documents incorporated by reference in the Registration Statement or the Prospectus, or any amendment or supplement thereto, when they were or are filed with the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), conformed or will conform in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder.

(d) The financial statements of the Company, together with the related schedules and notes thereto, set forth or included in the Registration Statement and Prospectus, fairly present the financial condition of the Company as of the dates indicated and the results of operations, changes in financial position, stockholders’ equity, and cash flows for the periods therein specified, in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The summary and selected financial and statistical data, if any, included in the Registration Statement and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. As of the date hereof, there are no comments pending from the Commission that, if not resolved favourably to the Company, could have the effect of requiring a restatement of financial statements of the Company.

(e) The accountants who certified the financial statements and the supporting schedules included in the Registration Statement are and, during the periods covered by their reports, were qualified and independent public accountants as required by Rule 2-01 of Regulation S-X.

(f) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Texas. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary (including every jurisdiction in which it owns or leases real property), except for such jurisdictions where the failure to so qualify would not have a Material Adverse Effect on the Company. For purposes of this Agreement, “Material Adverse Effect” means (i) any adverse effect on the business, operations, properties, prospects or financial condition of the

Company, whether or not arising from transactions in the ordinary course of business, that is (either alone or together with all other adverse effects) material to the Company, and/or (ii) any material adverse effect on the transactions contemplated under this Agreement or any other agreement or document contemplated hereby or thereby. Each of the Company’s significant subsidiaries is validly existing as a corporation, limited liability company or partnership, as applicable, in its respective jurisdiction of formation. Schedule 1.1(f) hereto identifies each of the Company’s subsidiaries that is a significant subsidiary (as defined in Section 1-02 of Regulation S-X) of the Company. All of the issued and outstanding capital stock, limited liability company interests or partnership interests, as applicable, of each significant subsidiary has been duly authorized and validly issued, is fully paid and nonassessable and (except as otherwise disclosed in the Registration Statement and the Prospectus) is owned by the Company, directly or indirectly, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. Except as disclosed in the Registration Statement and the Prospectus, the Company does not own, lease or license any material asset or property or conduct any material business outside the United States of America. The Company has all requisite corporate power and authority and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental orders or regulatory bodies or any other person or entity, to own, lease, license and operate its assets and properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus; except for such authorizations, approvals, consents, orders, licenses, certificates and permits the absence of which would not have a Material Adverse Effect.

(g) The Company has good and marketable title to, or leasehold interests in, all properties and assets (including, without limitation, mortgaged assets) as described in the Registration Statement and the Prospectus as owned by the Company, free and clear of all liens, charges, encumbrances or restrictions, except such as are described in the Registration Statement and the Prospectus and except such as would not have a Material Adverse Effect on the Company. The Company has such consents, easements, rights-of-way or licenses (collectively, “rights-of-way”) from any person as are necessary to conduct its business in the manner described in the Registration Statement, except for those which if not obtained would not, singly or in the aggregate, have a Material Adverse Effect on the Company, and none of such rights-of-way contains any restriction that is materially burdensome to the Company.

(h) The Company has been subject to the requirements of Section 12 of the Exchange Act during the period commencing 12 months preceding the filing of the Registration Statement and ending on the date hereof (the “Reporting Period”) and during such Reporting Period the Company has timely filed all material and reports required under Sections 13(a), 13(c) 14 and/or 15(d) of the Exchange Act. All such materials and reports conformed in form and substance to the requirements of the Exchange Act and the rules and regulations thereunder. There is no litigation or governmental or other proceeding or investigation before any court or administrative authority or before or by any public body or board pending or, to the knowledge of the Company, contemplated or threatened against, or involving the assets, properties or businesses of the Company which would have a Material Adverse Effect on the Company or the offering contemplated by this Agreement, except as described in the Registration Statement.

(i) The Company maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for its businesses and,

to the knowledge of the Company, consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, product liability insurance covering the Company’s products, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect.

(j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any Material Adverse Effect, whether or not arising from transactions in the ordinary course of business; (ii) the Company has not sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; (iii) since the date of the latest balance sheet, included or incorporated by reference in the Registration Statement and the Prospectus, except as reflected therein, the Company has not undertaken any liability or obligation, direct or contingent, except such liabilities or obligations that would not have an Material Adverse Effect; and (iv) there has not been any transaction that is material to the Company, except transactions in the ordinary course of business that have been disclosed in the Registration Statement and the Prospectus.

(k) There is no document or contract of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement that is not described or filed in the manner and within the time periods required under the Exchange Act and the rules and regulations thereunder. Each document, instrument, contract and agreement of the Company described in the Registration Statement or the Prospectus or incorporated by reference therein or listed as exhibits to the Registration Statement is in full force and effect and is valid and enforceable by and against the Company in accordance with their terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto except as otherwise disclosed in the Registration Statement or Prospectus. The Company is not, nor to the knowledge of the Company is any other party, in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, which default or event would have a Material Adverse Effect. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other agreement or instrument to which the Company is a party or by which it or its properties or business may be bound or affected, which default or event would have a Material Adverse Effect.

(l) The Company is not in violation of any term or provision of its charter, by-laws or operating agreement, as applicable. The Company is not in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a Material Adverse Effect.

(m) Except as described in the Prospectus, neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the

Stock) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge, encumbrance, claim, security interest, restriction or defect upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company is bound, or any of its properties are bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or violate any provision of the charter or by-laws of the Company, except for such consents or waivers which have already been obtained and are in full force and effect.

(n) All of the outstanding shares of common stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable and none of such shares were issued in violation of any pre-emptive or other similar right. The Stock has been duly authorized and, when issued and sold pursuant to this Agreement, will be validly issued, fully paid and nonassessable and will not be issued in violation of any pre-emptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any capital stock of the Company or any security convertible into or exercisable or exchangeable for such capital stock, except for standard dividend reinvestment plans. The Stock conforms in all material respects to all statements relating thereto contained in the Registration Statement and the Prospectus. All stock options issued by the Company have been issued in compliance with law; and the terms and provision of such stock options were established in compliance with law.

(o) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as (x) described or referred to therein, or (y) are not material (as to clauses (i) and (ii) only), are consistent with past practice (as to clauses (i) and (ii) only), and are publicly disclosed, the Company has not (i) issued any securities (except as would have been permitted pursuant to the proviso contained in Section 3.1(k) of this Agreement) or incurred any liability or obligation, direct or contingent, except such liabilities or obligations incurred in the ordinary course of business including, without limitation, debt financing to acquire and develop properties, (ii) entered into any transaction not in the ordinary course of business or (iii) declared or paid any dividend or made any distribution on any shares of its capital stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its capital stock.

(p) Except as disclosed in the Registration Statement and Prospectus, no holder of any security of the Company has the right, which has not been waived, to have any security owned by such holder included in the Registration Statement.

(q) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the issuance and sale of the Stock by the Company. This Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes and will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

Except for any “blue sky” filings or Trading Market (as defined below) listing applications to be filed pursuant hereto, each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby and the issuance and sale of the Stock by the Company has been obtained or made and is in full force and effect. The Company will use commercially reasonable efforts to cause the Stock to be listed for trading on the Trading Market. For purposes of this Agreement, the “Trading Market” is the national securities exchange or market on which the common stock of the Company trades or is admitted for trading.

(r) The Company has not incurred any liability for a fee, commission or other compensation on account of the employment or engagement of a broker or finder in connection with, or as a result of, the transactions contemplated by this Agreement other than the fees payable to the Sales Manager contemplated by this Agreement.

(s) The Company is conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where the failure to be so in compliance would not have a Material Adverse Effect.

(t) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.

(u) The Company has not, nor will it, directly or indirectly, (i) taken any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Stock or (ii) sell, bid for, or purchase the Stock to be issued and sold pursuant to this Agreement, or pay anyone any compensation for soliciting purchases of the Stock other than the Sales Manager.

(v) The Company has filed all federal, state, local and foreign tax returns that are required to be filed through the date hereof (and will file all such tax returns when and as required to be filed after the date hereof), or has received extensions thereof, and has paid all taxes shown on such returns to be due on or prior to the date hereof (and will pay all taxes shown on such returns to be due after the date hereof) and all assessments received by it to the extent that the same are material and have become due except where the failure to file such a return or pay such amount would not have a Material Adverse Effect.

(w) The Company owns or has valid, binding and enforceable licenses and otherwise have the legal right to use the patents and patent applications, inventions, copyrights, trade and service marks, trade and service mark registrations, trade names, service names, technology, licenses and know-how (including without limitation trade secrets and other unpatented and/or unpatentable proprietary rights but excluding generally commercially available “off the shelf” software programs licensed pursuant to shrink wrap or “click and accept” licenses) necessary to conduct the business of the Company in the manner described in the Registration Statement and the Prospectus (collectively, the “Company Intellectual Property”), except for any Company

Intellectual Property the absence of which, individually or in the aggregate, would not have a Material Adverse Effect. Except as described in the Prospectus, the Company Intellectual Property is free and clear of any pledge, lien, security interest, encumbrance, claim or equitable interest, whether imposed by agreement, contract, understanding, law, equity or otherwise, except for (i) liens for taxes not yet due, (ii) mechanics liens and similar liens for labor, materials or supplies incurred in the ordinary course of business for amounts that are not delinquent and (iii) any liens that individually or in the aggregate are not material (a “Permitted Liens”) or where any failure to have such adequate licenses or other rights of use to such intellectual property, individually or in the aggregate, would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The Company is not obligated to pay a royalty, grant a license or provide other consideration to any third party in connection with the Company Intellectual Property other than as disclosed in the Registration Statement and the Prospectus. Except as disclosed in the Registration Statement and the Prospectus or as would not have a Material Adverse Effect, (i) the Company has not received any notice of infringement or conflict by others challenging the validity, enforceability or scope of any Company Intellectual Property or otherwise asserting rights of others with respect to any Company Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim, (ii) the conduct of the business of the Company in the manner described in the Registration Statement and the Prospectus does not and, to the knowledge of the Company, will not, infringe, interfere or conflict with any valid issued patent claim or other intellectual property right of any third party and (iii) no third party, including without limitation any academic or governmental organization, possesses or could obtain rights to the Company Intellectual Property which, if exercised, could enable such party to develop products competitive to those of the Company. Except as disclosed in the Registration Statement and the Prospectus, the Company has not received any notice or has any knowledge of (i) any potential infringement or misappropriation by others of the Company Intellectual Property or (ii) any intellectual property of others that potentially conflicts or interferes with the Company Intellectual Property, that might reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. To the Company’s knowledge, no claim of any patent or patent application (assuming the claims of patent applications issue as currently pending) included in the Company Intellectual Property is unenforceable or invalid, except for such unenforceability or invalidity that would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. Each former and current key employee and key independent contractor of the Company has signed and delivered one or more written contracts with the Company pursuant to which such employee or independent contractor assigns to the Company all of his, her or its rights in and to any inventions, discoveries, improvements, works of authorship, know-how or information made, conceived, reduced to practice, authored or discovered in the course of employment by or performance of services for the Company and any and all patent rights, copyrights, trademark and other intellectual property rights therein or thereto.

(x) Except as described in the Registration Statement and the Prospectus, the Company possesses all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, including without limitation all such certificates, authorizations and permits required by the United States Food and Drug Administration (the “FDA”) or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except where the failure to so possess such certificates, authorizations and permits, individually or in the aggregate, would not result in a Material Adverse Effect. Except as described in the Registration Statement and the Prospectus, the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit, nor is the Company aware of any facts which would form a reasonable basis for any such revocation or modification, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(y) Except to the extent disclosed in the Registration Statement and the Prospectus, the Company has not received any written notices or statements from the FDA, the European Medicines Agency (the “EMEA”) or any other governmental agency, and otherwise has no knowledge or reason to believe, that (i) any new drug application or marketing authorization application for Tcelna may or will be rejected or determined to be non-approvable; (ii) a delay in time for review and/or approval of a marketing authorization application or marketing approval application in any jurisdiction for Tcelna is or may be required, requested or being implemented; (iii) any license, approval, permit or authorization to conduct any clinical trial of or market any product or potential product of the Company has been, will be or may be suspended, revoked, modified or limited, except in the cases of clauses (i), (ii) and (iii) where such rejections, determinations, delays, requests, suspensions, revocations, modifications or limitations might not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(z) Except to the extent disclosed in the Registration Statement and the Prospectus, to the Company’s knowledge, the preclinical and clinical testing, application for marketing approval of, manufacture, distribution, promotion and sale of the products and potential products of the Company is in compliance, in all material respects, with all laws, rules and regulations applicable to such activities, including without limitation applicable good laboratory practices, good clinical practices and good manufacturing practices, except for such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect. The descriptions of the results of such tests and trials contained in the Registration Statement and the Prospectus are accurate in all material respects. Except to the extent disclosed in the Registration Statement and the Prospectus, the Company has not received notice of adverse finding, warning letter or clinical hold notice from the FDA or any other U.S. or non-U.S. government agency, or any untitled letter or other correspondence or notice from the FDA or any other governmental authority or agency or any institutional or ethical review board alleging or asserting noncompliance with any law, rule or regulation applicable in any jurisdiction, except notices, letters, and correspondences and non-U.S. counterparts thereof alleging or asserting such noncompliance as would not, individually or in the aggregate, have a Material Adverse Effect. Except to the extent disclosed in the Registration Statement and the Prospectus, the Company has not, either voluntarily or involuntarily, initiated, conducted or issued, or caused to be initiated, conducted or issued, any recall, field correction, market withdrawal or replacement, safety alert, warning, “dear doctor” letter, investigator notice, or other notice or action relating to an alleged or potential lack of safety or efficacy of any product or potential product of the Company, any alleged product defect of any product or potential product of the Company, or any violation of any material applicable law, rule, regulation or any clinical trial or marketing license, approval, permit or authorization for any product or potential product of the Company, and the Company is not aware of any facts or information that would cause it to initiate any such notice or action and has no knowledge or reason to believe that the FDA, the EMEA or any other governmental agency or authority or any institutional or ethical review board or other non-governmental authority intends to impose, require, request or suggest such notice or action.

(aa) The Company is not, nor will it be after the consummation of the transactions contemplated by this Agreement, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(bb) The Company’s systems of internal accounting controls taken as a whole are sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the Company’s financial statements; and, to the best of the Company’s knowledge, neither the Company nor any employee or agent thereof has made any payment of funds of the Company or received or retained any funds, and no funds of the Company have been set aside to be used for any payment, in each case in violation of any law, rule or regulation.

(cc) The Company is not involved in any labor dispute and, to the knowledge of the Company, no such dispute has been threatened, except for such disputes as would not have a Material Adverse Effect on the Company, or subject the Company or its shareholders to any material liability or disability.

(dd) Except as disclosed in the Registration Statement or the Prospectus, (i) there has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, hazardous wastes or hazardous substances by the Company (or to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have a Material Adverse Effect; (ii) there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company, except for any such spill, discharge, leak emission, injection, escape, dumping or release which would not have a Material Adverse Effect; and (iii) the terms “hazardous wastes,” “toxic wastes” and “hazardous substances” shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

(ee) Except as described in the Prospectus, there are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of the members of any of them.

(ff) There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including without limitation Section 402 related to loans and Sections 302 and 906 related to certifications.

Any certificate signed by an officer of the Company and delivered to the Sales Manager or to counsel for the Sales Manager shall be deemed to be a representation and warranty by the Company to Sales Manager as to the matters set forth therein.

ARTICLE II.

SALE AND DELIVERY OF SECURITIES

2.1 Sale and Delivery of Securities.

(a) On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell through the Sales Manager, as agent, and the Sales Manager agrees to sell, as agent for the Company, on a best efforts basis, up to that number of shares of Stock as may be directed by the Company during the term of this Agreement, on the terms set forth herein. The Stock will be sold from time to time as described in the Registration Statement and Prospectus, in amounts, and subject to price limitations, as directed by the Company and as agreed to by the Sales Manager. The Sales Manager may sell the Stock by any method permitted by law deemed to be an “at the market” offering as defined in Rule 415 of the Act. The Sales manager will sell the Stock into the existing trading market at the prevailing market price at the time of sale in ordinary brokerage transactions. Such sales will be open to all market participants and the Sales Manager will make the Stock available in the same way it makes available any other securities that it is requested to sell by any shareholder of any issuer. The parties acknowledge and agree that in effecting the “at the market” transactions under this Agreement, the Sales Manager will make the sales on an agency basis and not take ownership of the shares sold or otherwise act on a principal basis.

(b) The Company or the Sales Manager may, upon notice to the other party hereto in writing (including by email correspondence) or by telephone (if confirmed promptly by facsimile or email), at any time and from time to time suspend the offering of Stock; provided, however, that such suspension shall not affect or impair the parties’ respective obligations with respect to the Stock sold hereunder prior to the giving of such notice.

(c) The compensation to the Sales Manager for sales of Stock shall be at a fixed commission rate of 3% of the gross sales price per share for the Stock sold under this Agreement. The remaining proceeds, after further deduction for any transaction fees imposed by any governmental or self-regulatory organization in respect to such sale shall constitute the net proceeds to the Company for such Stock (the “Net Proceeds”).

(d) Each time that the Company wishes to issue and sell the Stock hereunder it will notify the Sales Manager by email notice (or other method mutually agreed to in writing by the parties) (a “Trading Instruction”) containing the parameters in accordance with which it desires the Stock to be sold, which shall at a minimum include the number/amount of shares of Stock to be issued, the time period during which sales are requested to be made, any limitation on the number/amount of shares of Stock that may be sold in any one trading day and any minimum price below which sales may not be made. The Company shall open and maintain a trading account (the “Trading Account”) at a clearing agent designated by the Sales Manager to facilitate the transactions contemplated by this Agreement. The Sales Manager shall provide a written report (which may be by facsimile or electronic mail) to the Company following the close of trading on each day in which Stock is sold under this Agreement setting forth the number of shares of Stock sold on such day, the aggregate gross sales proceeds and the Net Proceeds to the Company, and the compensation payable by the Company to the Sales Manager with respect to such sales. The Company shall, with respect to each sale of Stock, effect delivery of the applicable number of shares of Stock to the Trading Account, on or before the third business day (or such other day as is industry practice for regular-way trading) following each sale of the Stock (each, a “Settlement Date”). The Net Proceeds from the sale of the Stock shall be available in the Trading Account following the settlement of the sale on the Settlement Date. The Sales Manager’s compensation shall be withheld from the sales proceeds on each Settlement Date and shall be paid to the Sales Manager.

(e) At each Settlement Date, the Company shall be deemed to have affirmed each representation, warranty, covenant and other agreement contained in this Agreement. Any obligation of the Sales Manager under this Agreement shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Article IV herein.

(f) If the Company shall default on its obligation to deliver Stock on any Settlement Date, the Company shall (i) hold the Sales Manager harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) pay the Sales Manager any commission to which it would otherwise be entitled absent such default. If the Sales Manager shall default on its obligation to deliver the Net Proceeds on any Settlement Date for the Stock delivered by the Company, the Sales Manager shall pay the Company interest based on the effective overnight federal funds rate.

(g) Under no circumstances shall the number and aggregate amount of the Stock sold by the Sales Manager pursuant to this Agreement exceed the number of shares indicated in the Trading Instructions.

(h) The Sales Manager acknowledges and agrees that the Sales Manager shall conduct any sale of the Stock, and any related activities in respect thereof, in compliance with Regulation M under the Exchange Act.

ARTICLE III.

COVENANTS OF THE COMPANY

3.1 The Company covenants and agrees with the Sales Manager that:

(a) As promptly as practicable after the date of this Agreement, the Company will file a supplement to the Prospectus under Rule 424(b) of the Act naming the Sales Manager as an underwriter, to permit sales of the Stock under the Act.

(b) During the period in which the Sales Manager has been requested to offer and sell Stock, the Company will notify the Sales Manager promptly of the time when any subsequent amendment to the Registration Statement has become effective or any subsequent supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information. The Company will prepare and file with the Commission, promptly upon the Sales Manager’s reasonable request, any amendments or supplements to the Registration Statement or Prospectus that, in the Sales Manager’s reasonable opinion, may be necessary or advisable in connection with the sale of the Stock pursuant to this Agreement. The Company will not file any amendment or supplement to the Registration Statement or Prospectus (other than a supplement to the Prospectus that (i) relates solely to the issuance of securities other than the Stock of the Company pursuant to this Agreement and (ii) does not materially change the information about the Company or its business, operations, properties or financial condition disclosed in the Registration Statement or Prospectus previously thereto (an “Excluded Supplement”)) unless a copy thereof has been submitted to the Sales Manager at least three (3) business days before the filing and the Sales Manager has not reasonably objected thereto; and it will notify the Sales Manager at the time of filing thereof of any document that, upon filing, is deemed to be incorporated by reference in the Registration Statement or Prospectus (unless such document is available on the SEC’s EDGAR database, in which case no notification shall be required). The Company will cause each amendment to the Registration Statement or supplement to the Prospectus, and each filing or report incorporated therein, to be prepared in form and substance as required by the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder, and to be timely filed with the Commission. Any press releases or similar publicity by the Company related to this offering that is not covered by the preceding provisions of this Section 3(b) must be reasonably acceptable to the Sales Manager.

(c) The Company will advise the Sales Manager, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(d) Within the time during which a prospectus relating to the Stock is required to be delivered under the Act, the Company will comply with all requirements imposed upon it by the Act and by the Rules and Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Stock as contemplated by the provisions hereof and the Prospectus. If during such period any event occurs as a result of which the Prospectus, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Act, the Company will promptly notify the Sales Manager to suspend the offering of Stock during such period and the Company will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance and will use commercially reasonable efforts to have any amendment or supplement to the Registration Statement or

Prospectus declared effective as soon as possible, unless the Company has reasonable business reasons to defer public disclosure of the relevant information.

(e) The Company will use commercially reasonable efforts to qualify the Stock for sale under the securities laws of such jurisdictions as the Sales Manager designates in writing and to continue such qualifications in effect so long as required for the sale of the Stock, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

(f) The Company will furnish to the Sales Manager and its legal counsel (at the expense of the Company) copies of the Registration Statement and the Prospectus during the period in which a prospectus relating to the Stock is required to be delivered under the Act, in each case as soon as available and in such quantities as the Sales Manager may from time to time reasonably request. The Company will take such action as to enable the conditions set forth in Rule 153(b) to be satisfied at all times that the Sales Manager is selling Stock.

(g) The Company will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that satisfies the provisions of Section 11(a) of the Act and Rule 158 of the Rules and Regulations.

(h) The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will pay all of its expenses incident to the performance of its obligations hereunder (including, but not limited to, any transaction fees imposed by any governmental or self-regulatory organization with respect to transactions contemplated by this Agreement and any blue sky fees) and will pay the expenses of printing all documents relating to the offering. The Company will reimburse the Sales Manager for its reasonable out-of-pocket costs and expenses incurred in connection with entering into this Agreement, including, without limitation, reasonable travel, reproduction, printing and similar expenses, initial and ongoing due diligence, and reasonable fees and disbursements of its legal counsel, up to an aggregate amount of $20,000. In addition, without limiting the foregoing, the Company will pay, or reimburse the Sales Manager for, any filing fees incurred by the Sales Manager in connection with filings (if any) required to be made by the Sales Manager with FINRA.

(i) The Company will use commercially reasonable efforts to maintain the quotation of the Stock on the Trading Market and to file with the Trading Market all documents and notices required by the Trading Market of companies quotations for which are reported by the Trading Market.

(j) The Company will apply the Net Proceeds from the sale of the Stock as set forth in the Prospectus.

(k) The Company will not, directly or indirectly, offer or sell any shares of common stock (other than the Stock) or securities convertible into or exchangeable for, or any rights to purchase or acquire, common stock, during the period from the date of this Agreement through the final Settlement Date for the sale of Stock hereunder without (i) giving the Sales Manager at least eight hours prior written notice specifying the nature of the proposed sale and the date of such proposed sale and (ii) suspending activity under this program for such period of time as may reasonably be determined by agreement of the Company and the Sales Manager; provided, however, that no such notice and suspension shall be required in connection with the Company’s issuance or sale of (i) shares of common stock pursuant to any employee or director stock option or benefits plan, stock ownership plan, dividend reinvestment plan described in the Prospectus, as such plans may be amended from time to time, (ii) common stock, options and equity-based awards issued pursuant to the exception contained in NASDAQ Rule 5635(c)(3) and (iii) common stock issuable upon conversion of securities or the exercise of warrants, options or other rights in effect or outstanding on the date hereof. Notwithstanding the foregoing, this paragraph (k) shall not apply during periods that the Company is neither selling Stock through the Sales Manager nor has requested the Sales Manager to sell Stock.

(l) The Company will, at any time during the term of this Agreement, as supplemented from time to time, advise the Sales Manager immediately after it shall have received notice or obtained knowledge thereof, of any information or fact that would materially alter or affect any opinion, certificate, letter and other document provided to the Sales Manager pursuant to Article IV below.

(m) Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than an Excluded Supplement) and on the dates specified in Section 4.1(f) below, the Company shall (unless the Company is not then selling Stock through the Sales Manager and has not requested the Sales Manager to sell Stock) furnish or cause to be furnished to the Sales Manager forthwith a certificate, in form and substance satisfactory to the Sales Manager, to the effect that the statements contained in the certificates referred to in Section 4.1(f) below that were last furnished to the Sales Manager are true and correct at the time of such amendment, supplement, filing, as the case may be, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such time) or, in lieu of such certificates, certificates of the same tenor as the certificates referred to in said Section 4.1(f) below, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(n) Each time that a post-effective amendment to the Registration Statement is declared effective or the Company files an Annual Report on Form 10-K, and at such other times as may be reasonably requested by the Sales Manager, the Company shall (unless the Company is not then selling Stock through the Sales Manager and has not requested the Sales Manager to sell Stock) furnish or cause to be furnished forthwith to the Sales Manager and to its legal counsel, a written opinion of Pillsbury Winthrop Shaw Pittman LLP (“Company Counsel”), or other counsel reasonably satisfactory to the Sales Manager, dated the date of effectiveness of such amendment or the date of filing with the Commission of such document, as the case may be, in form and substance satisfactory to the Sales Manager, of the same tenor as the opinion referred to in Section 4.1(d) below, but modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinion. In addition, at each such time, the Company shall cause to be forwarded to the Sales Manager such opinions of special counsel to the Company as may be reasonably requested by the Sales Manager.

(o) Each time that a post-effective amendment to the Registration Statement is declared effective or the Company files a Annual Report on Form 10-K, and at such other times as may be reasonably requested by the Sales Manager, the Company shall (unless the Company is not then selling Stock through the Sales Manager and has not requested the Sales Manager to sell Stock) cause MaloneBailey LLP, or other independent accountants then retained by the Company, forthwith to furnish to the Sales Manager a letter, dated the date of effectiveness of such amendment, or the date of filing of such supplement or other document with the Commission, as the case may be, in form and substance satisfactory to the Sales Manager, of the same tenor as the letter referred to in Section 4.1(e) below but modified to relate to the Registration Statement and the Prospectus, as amended and supplemented to the date of such letter.

(p) The Company represents and agrees that, unless it obtains the prior consent of the Sales Manager, and the Sales Manager represents and agrees that, unless it obtains the prior consent of the Company, it has not made and will not make any offer relating to the Stock that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus” as defined in Rule 405, required to be filed with the Commission. Any such free writing prospectus consented to by the Company and the Sales Manager is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433 (“Rule 433”), and has complied and will comply with the requirements of Rules 164 and 433, as applicable to any Permitted Free Writing Prospectus, including timely Commission filings where required, legending and record keeping.

For the purposes of this Section, “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Act, relating to the Stock in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g).

ARTICLE IV.

CONDITIONS OF THE SALES MANAGER’S OBLIGATIONS

4.1 The obligations of the Sales Manager to sell the Stock as provided in this Agreement shall be subject to the accuracy, as of the date hereof, and as of each Settlement Date contemplated under this Agreement, of the representations and warranties of the Company in this Agreement, to the performance by the Company of its obligations in this Agreement and to the following additional conditions:

(a) The Registration Statement shall have been declared effective. No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Company or the Sales Manager, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the Sales Manager’s reasonable satisfaction. The supplement to the Prospectus contemplated by Section 3.1(a) above shall have been filed.

(b) The Sales Manager shall not have advised the Company that the disclosures in the Registration Statement or the Prospectus are not reasonably acceptable to the Sales Manager.

(c) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall not have been any material adverse change in the capital stock of the Company, or any material adverse change, or any development that may reasonably be expected to cause a material adverse change, in the condition (financial or other), business, prospects, net worth or results of operations of the Company, or any adverse change in the rating assigned to any debt securities of the Company, if any.

(d) The Sales Manager shall have received at the date of the first sale of Stock hereunder (the “Commencement Date”) and at every other date specified in Section 3.1(n) above, opinions of Company Counsel and special counsel, dated as of the Commencement Date and dated as of such other date, in form and substance reasonably acceptable to the Sales Manager.

(e) At the Commencement Date and at such other dates specified in Section 3.1(o) above, the Sales Manager shall have received a “comfort letter” from MaloneBailey LLP, independent public accountants for the Company, or other independent accountants then retained by the Company, dated the date of delivery thereof, in form and substance satisfactory to the Sales Manager.

(f) The Sales Manager shall have received from the Company a certificate, or certificates, signed by (i) the Chief Financial Officer and (ii) the President and Chief Executive Officer or any Vice President of the Company, dated as of the Commencement Date and (unless the Company is not then selling Stock through the Sales Manager and has not requested the Sales Manager to sell Stock) dated as of the first business day of each calendar month thereafter (each, a “Certificate Date”), to the effect that, to the best of their knowledge based upon reasonable investigation:

(i) The representations and warranties of the Company in this Agreement are true and correct, as if made at and as of the Commencement Date or the Certificate Date (as the case may be), and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Commencement Date and each such Certificate Date (as the case may be);

(ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceeding for that purpose has been instituted or, to the knowledge of such officer after due inquiry, is threatened, by the Commission;

(iii) Since the date of this Agreement there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Prospectus that has not been so set forth and there has been no document required to be filed under the Exchange Act and the rules and regulations thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed; and

(iv) Since the date of this Agreement, there has not been any material adverse change in the assets or properties, business, prospects, results of operations, or condition (financial or otherwise) of the Company, which has not been described in an amendment or supplement to the Registration Statement or Prospectus (directly or by incorporation).

(g) At the Commencement Date and on each Settlement Date, the Company shall have furnished to the Sales Manager such appropriate further information, officers’ certificates and similar documents as the Sales Manager may reasonably request.

(h) At the Commencement Date and on each Settlement Date, the Company shall have listed for quotation the Stock on the Trading Market.

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Sales Manager. The Company will furnish the Sales Manager with such conformed copies of such opinions, certificates, letters and other documents, as the Sales Manager shall reasonably request.

ARTICLE V.

INDEMNIFICATION AND CONTRIBUTION

5.1 The Company agrees to indemnify and hold harmless the Sales Manager, each director, officer, employee, partner and agent of the Sales Manager and each person, if any, who (i) controls the Sales Manager within the meaning of Section 15 of the Act or Section 20 of the Exchange Act or (ii) is controlled by or is under common control with the Sales Manager (collectively, the “Sales Manager Indemnitees”), as follows:

(a) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(b) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

(c) against any and all expense whatsoever, as incurred (including, subject to Section 5.3 below, the reasonable fees and disbursements of legal counsel chosen by the Sales Manager), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Sales Manager expressly for use in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

5.2 The Sales Manager agrees to indemnify and hold harmless the Company and its directors and each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 5.1 above, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendments thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by the Sales Manager expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto). The total liability of the Sales Manager under this Section 5.2 shall not exceed the aggregate commissions received by the Sales Manager in respect of the Stock sold by the Sales Manager that is the subject of the dispute.

5.3 Any indemnified party that proposes to assert the right to be indemnified under this Article V will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Article V, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve the indemnifying party from any liability that it might have to any indemnified party to the extent it is not materially prejudiced as a result thereof. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with legal counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below. The indemnified party will have the right to employ its own legal counsel in any such action, but the fees, expenses and other charges of such legal counsel will be at the expense of such indemnified party unless (1) the employment of legal counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based on the written advice of legal counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based on the written advice of legal counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed legal counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of legal counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).

5.4 In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Article V is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Sales Manager, the Company and the Sales Manager will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than the Sales Manager, such as persons who control the Company within the meaning of the Act, officers of the Company who signed the Registration Statement and directors of the Company, who also may be liable for contribution) to which the Company and the Sales Manager may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Sales Manager on the other. The relative benefits received by the Company on the one hand and the Sales Manager on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total compensation (before deducting expenses) received by the Sales Manager from the sale of Stock on behalf of the Company. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and the Sales Manager, on the other, with respect to the statements or omission which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Sales Manager, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Sales Manager agree that it would not be just and equitable if contributions pursuant to this Section 5.4 were to be determined by pro rata allocation or by any other method of allocation, which does not take into account, the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 5.4 shall be deemed to include, for the purpose of this Section 5.4, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the foregoing provisions of this Section 5.4, the Sales

Manager shall not be required to contribute any amount in excess of the amount by which the aggregate commissions received by the Sales Manager exceeds the amount of any damages that the Sales Manager has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5.4, any person who controls a party to this Agreement within the meaning of the Act will have the same rights to contribution as that party, and each officer and director of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 5.4, will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve that party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 5.4. No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

5.5 The indemnity and contribution provided by this Article V shall not relieve the Company and the Sales Manager from any liability the Company and the Sales Manager may otherwise have (including, without limitation, any liability the Company may have for a breach of its obligations to deliver Stock on any Settlement Date pursuant to Article II above).

ARTICLE VI.

REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY

6.1 All representations, warranties and agreements of the Company herein or in certificates delivered pursuant hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Sales Manager or any controlling persons and shall survive delivery of and payment for the Stock.

ARTICLE VII.

TERMINATION

7.1 The Company shall have the right, by giving notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 3.1(h), Article V and Article VI above shall remain in full force and effect notwithstanding such termination.

7.2 The Sales Manager shall have the right, by giving notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that the provisions of Section 3.1(h), Article V and Article VI above shall remain in full force and effect notwithstanding such termination.

7.3 This Agreement shall remain in full force and effect unless terminated pursuant to Sections 7.1 or 7.2 above or otherwise by mutual agreement of the parties; provided that any termination shall in all cases be deemed to provide that Section 3.1(h), Article V and Article VI above shall remain in full force and effect.

7.4 Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by the Sales Manager or the Company, as the case may be. If such termination shall occur during a period when sales of Stock are being made pursuant to this Agreement, any sales of Stock made prior to the termination of this Agreement shall settle in accordance with the provisions of this Agreement.

ARTICLE VIII.

NOTICES

8.1 All notices or communications hereunder shall be in writing and effective only upon receipt, and, if sent to the Sales Manager shall be sent by mail, hand delivery, facsimile or electronic mail to the Sales Manager at IFS Securities, Inc. (doing business as Brinson Patrick, a division of IFS Securities, Inc.), 3 Columbus Circle, 15th Floor, New York, New York 10019, facsimile number (212) 453-5555, Attention: Corporate Finance, twyche@bpifs.com or if sent to the Company, shall be mailed, delivered, faxed or emailed to the Company at Opexa Therapeutics, Inc., 2635 Technology Forest Blvd., The Woodlands, Texas 77381, Attention: Neil K. Warma, facsimile number (281) 872-8585, nwarma@opexatherapeutics.com, with a copy to Pillsbury Winthrop Shaw Pittman LLP, 12255 El Camino Real, Suite 300, San Diego, California 92130, Attention: Mike Hird, Esq., facsimile number (858) 509-4010, mike.hird@pillsburylaw.com. Each party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

ARTICLE IX.

MISCELLANEOUS

9.1 This Agreement shall inure to the benefit of and be binding upon the Company and the Sales Manager and their respective successors and the controlling persons, officers and directors referred to in Article V above, and no other person will have any right or obligation hereunder.

9.2 Indemnification pursuant to Section 5.1 hereof will not constitute the exclusive remedy available to the Sales Manager Indemnitees for any breach or alleged breach by the Company of any representation, warranty, covenant or agreement contained in this Agreement.

9.3 This Agreement constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, between the parties hereto with regard to the subject matter hereof.

9.4 THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

9.5 This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The parties agree that this Agreement will be considered signed when the signature of a party is delivered by facsimile transmission. Such facsimile transmission shall be treated in all respects as having the same effect as an original signature.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date hereof.

OPEXA THERAPEUTICS, INC.

By:	/s/ Neil K. Warma
	Name:	Neil K. Warma
	Title:	President & Chief Executive Officer

IFS SECURITIES, INC. (doing business as Brinson Patrick, a division of IFS Securities, Inc.)

By:	/s/ Todd Wyche
	Name:	Todd Wyche
	Title:	Head of Brinson Patrick, a division of IFS Securities, Inc.

[signature page to Sales Agreement]

SCHEDULE 1.1(f)

List of Significant Subsidiaries

None